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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2002





                              PANERA BREAD COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                      000-19253                04-2723701
----------------------------     ------------------------   -------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

             6710 CLAYTON ROAD
           RICHMOND HEIGHTS, MO                                    63117
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

                                  314-633-7100
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)






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Item 9. Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Panera Bread Company disclaims any intention or obligation to update or revise this information. Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the registrant's press release dated June 6, 2002, announcing its comparable store sales for the four weeks ended May 18, 2002, and its revised 2003 earnings per share target.

     Attached and incorporated herein by reference in its entirety as Exhibit
99.1 is a copy of the press release.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PANERA BREAD COMPANY



                                  By: /s/ William W. Moreton
                                      ------------------------------------------
                                      Name:    William W. Moreton
                                      Title:   Executive Vice President and
                                               Chief Financial Officer


Date: June 6, 2002

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EXHIBIT INDEX

       Exhibit No.         Exhibit
       -----------         -------

          99.1             Panera Press Release, dated June 6, 2002.